UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 3, 2004
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                            FBL Financial Group, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

Iowa                                1-11917                 42-1411715
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(State or other jurisdiction    (Commission File       (I.R.S. Employer
of incorporation)                  Number)             Identification No.)


5400 University Avenue, West Des Moines,
Iowa                                                               50266
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(Address of principal executive
offices)                                                           (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits.
Exhibit 99.1 News release dated August 3, 2004 reporting financial results for the three and six month ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.
On August 3, 2004, FBL Financial Group, Inc. issued a news release reporting its financial results for the three and six months ended June 30, 2004. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
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(Registrant)

Date August 3, 2004
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/s/ James W. Noyce
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James W. Noyce
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.       Description
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Exhibit 99.1      News release of the registrant dated August 3, 2004